UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2024

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

    On February 5, 2024, Chegg, Inc. (“Chegg”) issued a press release announcing its financial results for the quarter and year ended December 31, 2023. A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

    The information contained in this Item 2.02, including the press release attached as Exhibit 99.01 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by Chegg with the Securities and Exchange Commission (“SEC”), whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 2, 2024, the Board of Directors of Chegg, Inc. (the “Company”) appointed David Longo, 56, as the Company’s Chief Financial Officer, Principal Financial Officer, and Treasurer, effective February 21, 2024, to serve until his successor is duly elected and qualified or until the earlier of his death, resignation or removal. Mr. Longo is replacing Andrew Brown, who notified the Company of his retirement in October 2023, as previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2023.

Mr. Longo has served as the Company’s Vice President, Chief Accounting Officer, Corporate Controller, Assistant Treasurer, and Principal Accounting Officer since December 2021. Prior to joining the Company, Mr. Longo served as Chief Accounting Officer at Spire Global, Inc., a data and analytics company, from October 2021 to December 2021; as Chief Accounting Officer at Shutterfly, Inc., a digital retailer and manufacturer of high-quality personalized products and services, from August 2020 to October 2021; as Senior Vice President, Controller at CBS Interactive, Inc., a division of CBS Inc., an online content network for information and entertainment, from October 2017 to July 2020 and as Vice President, Controller of CBS Interactive, Inc. from February 2013 to October 2017. Mr. Longo holds a B.S. in business administration, with a concentration in accounting, from Boston University and is a licensed CPA.

There are no family relationships between Mr. Longo and any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Longo and any other persons pursuant to which Mr. Longo was appointed as the Company’s Chief Financial Officer, Principal Financial Officer, and Treasurer. Mr. Longo does not have a direct or indirect material interest in any transaction or any currently proposed transaction reportable under Item 404(a) of Regulation S-K.

As part of Mr. Longo’s appointment as the Company's Chief Financial Officer, Principal Financial Officer, and Treasurer, he will receive an annual base salary of $680,000, effective as of February 21, 2024, and a grant of restricted stock units ("RSU") with a value of $1.9 million on March 12, 2024 (the “Award”) as set forth in his Promotion Letter. Each RSU represents a contingent right to receive one share of common stock of the Company upon vesting. The Award shall vest with respect to 100% of the shares subject to the RSU on March 12, 2025 (the “Vesting Date”), subject to Mr. Longo’s continued service with the Company up and through the Vesting Date. Such RSU grant shall be made pursuant to the Company’s 2023 Equity Incentive Plan and on the Company’s Form of Notice of Global Restricted Stock Unit Award Agreement and Global Restricted Stock Unit Agreement, each as previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on June 7, 2023.

The foregoing description of the Promotion Letter is qualified in its entirety by reference to the full text of the Promotion Letter, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

    On February 5, 2024, Chegg issued a press release announcing the appointment of Mr. Longo as the Company's Chief Financial Officer. A copy of the press release is attached as Exhibit 99.02 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report, including statements regarding Mr. Longo’s role, responsibilities, compensation, and equity grant are forward-looking statements. The words “will,” “plans,” “expects” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the effective date of Mr. Longo's appointment and the timing of Mr. Longo’s RSU award. In addition, new risks may emerge from time to time and it is not possible for the Company to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward‑looking statements made. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8‑K may not occur and actual future results may be materially different from those anticipated or implied in the forward‑looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.01	Press release issued by Chegg, Inc., dated February 5, 2024 (Chegg Reports 2023 Fourth Quarter and Full Year Financial Results)
99.02	Press release issued by Chegg, Inc., dated February 5, 2024 (Chegg Appoints David Longo as Chief Financial Officer)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /s/ Andrew Brown
Andrew Brown
Chief Financial Officer
Date: February 5, 2024